UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 5, 2018

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TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 5, 2018, Ernest Mario, PhD, age 80, notified the Board of Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp. (the “Company”) that he was resigning from the Board effective September 5, 2018. Dr. Mario was a member of the Compensation Committee. Dr. Mario did not resign from the Board due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Also on September 5, 2018, the Board, on the recommendation of its Nominating and Corporate Governance Committee (the “NCG Committee”), appointed Adeoye Olukotun, M.D., as director of the Company, effective immediately.

Dr. Olukotun, age 67, has been the Chief Executive Officer of CR Strategies, LLC, a medical products consulting company, since 2000, and was the Chief Executive Officer of EpiGen Pharmaceuticals, Inc., a pharmaceutical company, from 2014 to January of 2018. Dr. Olukotun served as Vice Chairman of CardoVax, Inc., a pharmaceutical company, from 2012 to 2016, and as its Chief Executive Officer from 2006 to 2012. He is also co-founder of VIA Pharmaceuticals, Inc., a pharmaceutical company, and served as the company’s Chief Medical Officer from 2004 to 2008.

The Board awarded Dr. Olukotun 15,000 stock options, which vest on the Company’s 2019 annual meeting of shareholders and are exercisable at $1.03 per share.

There are no arrangements or understandings pursuant to which Dr. Olukotun was appointed as a director, and there are no related party transactions between the Company and Dr. Olukotun reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing Dr. Olukotun’s appointment to the Board and Dr. Mario’s resignation is furnished as Exhibit 99.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.01	Press Release dated September 7, 2018, issued by the Company

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: September 7, 2018	By: /s/ Seth Lederman
Seth Lederman
President and Chief Executive Officer